UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date Of Report (Date of Earliest Event Reported) February 19, 2011

ATP OIL & GAS CORPORATION

(Exact name of registrant as specified in its charter)

Texas	001-32647	76-0362774
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

4600 Post Oak Place, Suite 100

Houston, Texas 77027

(Address of principal executive offices)

(Zip Code)

(713) 622-3311

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into Material Definitive Agreement.

On February 19, 2011, ATP Oil & Gas Corporation (the “Company”) entered into Incremental Loan Assumption Agreement and Amendment No. 1 to Credit Agreement dated as of February 19, 2011 (the “Amendment”), relating to the Credit Agreement, dated as of June 18, 2010 (the “Credit Agreement”), among the Company, the lenders party thereto and CREDIT SUISSE AG (“CS”), as administrative agent and collateral agent. The Amendment provides for incremental term loans (“Incremental Term Loans”) of up an aggregate principal amount equal to (a) the lesser of (i) 10% of the Company’s Adjusted Consolidated Net Tangible Assets (as defined in the Indenture, dated as of April 23, 2010, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee, as in effect on the date the Incremental Term Loans are funded (the “Closing Date”) determined as of the Closing Date and (ii) $210,000,000, minus (b) the aggregate principal amount of all loans (other than the Incremental Term Loans) outstanding under the Credit Agreement on the Closing Date.

The description set forth above in this Item 1.01 is qualified in its entirety by the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and the contents thereof are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 2.03. Capitalized terms used in this Form 8-K and not defined shall have the meanings ascribed them in the Credit Agreement.

Upon funding of the Incremental Term Loans, among other provisions, the Amendment will change the Maturity Date from October 15, 2014 to January 1, 2015 and the interest rate applied to outstanding principal amounts under the Term Loans from 11.0% to 9.0% per annum. All conditions for funding the Incremental Term Loans must be satisfied or waived on or before April 15, 2011. Also upon funding of the Incremental Term Loans, the Company will pay initial fees to the lenders and an affiliate of CS equal to 1.0% and 2.0%, respectively, of the principal amount of the Incremental Term Loans.

Item 3.03. Material Modification to Rights of Security Holders.

The information contained in Item 1.01 and Item 2.03 of this Form 8-K is hereby incorporated by reference into this Item 3.03.

Item 8.01. Other Events.

On February 24, 2010, the Company issued a press release announcing the Amendment. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Number	Exhibit

10.1	Incremental Loan Assumption Agreement and Amendment No. 1 to Credit Agreement dated as of February 19, 2011, relating to Credit Agreement dated as of June 18, 2010 among the Company, CS and the lenders party thereto.

99.1	Press Release dated February 24, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATP OIL & GAS CORPORATION

Date: February 24, 2010	By:	/s/ Albert L. Reese Jr.
Albert L. Reese Jr.
Chief Financial Officer

EXHIBIT INDEX

Number	Exhibit

10.1	Incremental Loan Assumption Agreement and Amendment No. 1 to Credit Agreement dated as of February 19, 2011, relating to Credit Agreement dated as of June 18, 2010 among the Company, CS and the lenders party thereto.

99.1	Press Release dated February 24, 2011.

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